The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Dynamic Alpha Fund
Prospectus Supplement

March 7, 2013

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS Dynamic Alpha Fund series (the “Fund”) of The UBS Funds (the “Trust”) dated October 29, 2012, as supplemented, regarding certain regulatory requirements affecting the Fund.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM (Americas)”) is now subject to registration and regulation as a commodity pool operator under the Commodity Exchange Act with respect to its services to the Fund.

Therefore, the information relating to the Fund under the heading “More information about the funds—UBS Dynamic Alpha Fund” and the sub-heading “Other information—Commodity pool operator exemption” in the Prospectus is deleted in its entirety and replaced by the following:

The Commodity Futures Trading Commission (“CFTC”) has adopted recent amendments to rules under the Commodity Exchange Act (“CEA”) that significantly affect the exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA available to funds, and UBS Global AM (Americas) is subject to registration and regulation as a CPO under the CEA with respect to its services to the Fund.  The full extent of recordkeeping, reporting and disclosure requirements required by the CFTC with respect to the Fund remains uncertain.  When UBS Global AM (Americas) becomes subject to these requirements, as well as related National Futures Association requirements, the Fund may incur additional compliance and other expenses.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-610